Exhibit 24

          HALIFAX CORPORATION

          POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, John H. Grover of Washington, D.C., as a director of Halifax Corporation, a Virginia corporation, do hereby nominate, constitute and appoint Howard C. Mills and Ernest L. Ruffner, or either one or both of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have or could do if personally present and executing any of the said documents to enable Halifax Corporation to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended (the "Securities Act"), and any requirement of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of common stock of said Halifax Corporation including, specifically, but without limitation thereof, full power and authority to sign my name as director and/or officer of said Halifax Corporation to a registration statement on Form S-3 covering such common stock and to any amendments to said registration statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of March, 1997.

           /s/ John H. Grover



          HALIFAX CORPORATION

          POWER OF ATTORNEY

                    KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, Clifford M. Hardin of St. Louis, Missouri, as a director of Halifax Corporation, a Virginia corporation, do hereby nominate, constitute and appoint Howard C. Mills and Ernest L. Ruffner, or either one or both of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have or could do if personally present and executing any of the said documents to enable Halifax Corporation to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended (the "Securities Act"), and any requirement of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of common stock of said Halifax Corporation including, specifically, but without limitation thereof, full power and authority to sign my name as director and/or officer of said Halifax Corporation to a registration statement on Form S-3 covering such common stock and to any amendments to said registration statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, shall do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 1997.

                                              /s/ Clifford M. Hardin



          HALIFAX CORPORATION

          POWER OF ATTORNEY

                    KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, Alvin E. Nashman of Falls Church, Virginia, as a director of Halifax Corporation, a Virginia corporation, do hereby nominate, constitute and appoint Howard C. Mills and Ernest L. Ruffner, or either one or both of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have or could do if personally present and executing any of the said documents to enable Halifax Corporation to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended (the "Securities Act"), and any requirement of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of common stock of said Halifax Corporation including, specifically, but without limitation thereof, full power and authority to sign my name as director and/or officer of said Halifax Corporation to a registration statement on Form S-3 covering such common stock and to any amendments to said registration statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, shall do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March, 1997.

                                              /s/ Alvin E. Nashman



          HALIFAX CORPORATION

          POWER OF ATTORNEY

                    KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, Arch Scurlock of Arlington, Virginia, as a director of Halifax Corporation, a Virginia corporation, do hereby nominate, constitute and appoint Howard C. Mills and Ernest L. Ruffner, or either one or both of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have or could do if personally present and executing any of the said documents to enable Halifax Corporation to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended (the "Securities Act"), and any requirement of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of common stock of said Halifax Corporation including, specifically, but without limitation thereof, full power and authority to sign my name as director and/or officer of said Halifax Corporation to a registration statement on Form S-3 covering such common stock and to any amendments to said registration statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, shall do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 1997.

                                              /s/ Arch Scurlock



          HALIFAX CORPORATION

          POWER OF ATTORNEY

                    KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, John M. Toups of McLean, Virginia, as a director of Halifax Corporation, a Virginia corporation, do hereby nominate, constitute and appoint Howard C. Mills and Ernest L. Ruffner, or either one or both of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have or could do if personally present and executing any of the said documents to enable Halifax Corporation to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended (the "Securities Act"), and any requirement of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of common stock of said Halifax Corporation including, specifically, but without limitation thereof, full power and authority to sign my name as director and/or officer of said Halifax Corporation to a registration statement on Form S-3 covering such common stock and to any amendments to said registration statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, shall do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 1997.

                                              /s/ John M. Toups